UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2019

WAITR HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

844 Ryan Street, Suite 300 Lake Charles, Louisiana		70601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-800-661-9036

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Waitr Holdings Inc. (the “Company”) completed its acquisition of BiteSquad.com, LLC (“Bite Squad”) on January 17, 2019. The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to Bite Squad.

This Current Report on Form 8-K furnishes the following information: (i) the audited financial statements of Bite Squad as of and for the years ended December 31, 2018 and 2017 and the related notes thereto, attached hereto as Exhibit 99.1; (ii) the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2018 and the related notes thereto, attached hereto as Exhibit 99.2; and (iii) the Bite Squad Management’s Discussion and Analysis of Financial Condition and Results of Operations with respect to certain historical periods, attached hereto as Exhibit 99.3.

Information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section or deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, except (i) that the Company does hereby incorporate Exhibits 23.1, 99.1, 99.2 and 99.3 hereto into its Registration Statement on Form S-3 (File No. 333-228722) and its Registration Statement on Form S-8 (File No. 333-229684) and (ii) as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

The audited financial statements of Bite Squad as of and for the years ended December 31, 2018 and 2017 and the related notes thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(b)(1) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2018 and the related notes thereto, are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of RSM US LLP
99.1	Audited financial statements of BiteSquad.com, LLC as of and for the years ended December 31, 2018 and 2017, and the related notes thereto
99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2018
99.3	Bite Squad Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Waitr Holdings Inc.

Date: April 3, 2019	By:	/s/ Christopher Meaux
Name: Christopher Meaux
Title: Chief Executive Officer